[BANK ONE LOGO]

                                 Lease Agreement
                                    (Finance)

Lease No. 100010171                     Lessee:           World Wide Stone Corporation
                                        Street Address:   5236 S. 40th Street
Lessee Contact: Spencer Cunningham      City, State, Zip: Phoenix Arizona 85010

Equipment Description (equipment deemed new unless described specifically as used below): See Attached Schedule A-1

A. INSTALLMENT PAYMENT:

     Payment No(s).           Amount
     --------------           ------
           1                 $4,730.28
          59                 $4,730.28

B. INSTALLMENT PAYMENT DUE DATES:

Initial installment payment due on Acceptance Date and each payment thereafter is due on the same day of each (check one) [X] Month [ ] Quarter [ ] Other (specify)

C. Term: 60 Months                      D. Admin Fee. $100.00
E. Lessor's Cost: $228,110.00           F. Security Deposit: $ N/A

G. ADDITIONAL PROVISIONS:

If Lessee pays and performs all of its obligations hereunder in full and if Lessee pays $1.00 at the end of the Term, then Lessor shall release its interests in the Equipment to Lessee.

1. UNCONDITIONAL LEASE. Lessee leases from Banc One Leasing Corporation ("Lessor") the equipment described above or on any attached schedule(s) ("Equipment") on the terms and conditions set forth herein, Lessee's obligation to pay all amounts duo hereunder is ABSOLUTE AND UNCONDITIONAL UNDER ALL CIRCUMSTANCES and shall not be affected by any defect in the Equipment or by any set off, counterclaim, or defense that Lessee may have against Lessor or anyone else. Lessee represents that the Equipment is used for business purposes and not for personal, family or household purposes. LESSOR HAS NOT MADE, AND DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE EQUIPMENT'S QUALITY OR CONDITION, ITS MERCHANTABILITY OR ITS FITNESS FOR A PARTICULAR PURPOSE OR AS TO THIS LEASE'S TAX OR ACCOUNTING TREATMENT.

2. TERM; RENT. This Lease commences on the date designated by Lessor below ("Acceptance Date") and continues for the term stated in "C" above. Lessee will pay the payments stated in "A" above when due as stated in "B" above, whether or not Lessee receives an invoice. Except as provided in Section 19 hereof, THIS LEASE CANNOT BE CANCELED OR PREPAID.

3. EQUIPMENT ACCEPTANCE. LESSEE AGREES THAT: LESSEE HAS RECEIVED AND INSPECTED THE EQUIPMENT; THE EQUIPMENT IS IN GOOD WORKING ORDER AND COMPLIES WITH THE PURCHASE ORDERS/CONTRACTS; LESSEE IRREVOCABLY ACCEPTS THE EQUIPMENT FOR THIS LEASE'S PURPOSE "AS-IS, WHERE-IS, WITH ALL FAULTS"; AND LESSEE UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO REVOKE ITS ACCEPTANCE OF THE EQUIPMENT.

4. PURCHASE ORDERS, lessor is not a manufacturer or supplier of the Equipment. Lessee selected the Equipment and its suppliers. Lessee received, and approved, the Equipment's purchase orders/contracts. Lessor hereby notifies Lessee that Lessee may have rights under such orders/contracts and advises Lessee to contact the manufacturers and suppliers for a description of any such rights.

5. OWNERSHIP, Lessee will possess title to the Equipment.

6. CARE; USE; LOCATION. Lessee will maintain the Equipment in good operating condition, repair, and appearance; will use the Equipment in the regular course of its business; and will comply with all laws and regulations. Lessee will not alter the Equipment unless in accordance with the manufacturer's recommendation. All alterations and replacements become a part of the Equipment and will be done without expense to Lessor. The Equipment will remain personal property. Lessee will keep the Equipment at the location shown above and will not remove it. Lessor has the right to enter any of the addresses shown above to inspect the Equipment and any maintenance records.

7. TAXES. Losses  will  pay  all  taxes  and  charges that may be imposed by any


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Additional terms and conditions of this Lease Agreement are found on page 2.


World Wide Stone Corporation        Date signed by Lessee: 1/20/00
----------------------------                               ---------------------
(Lessee Name)

By: /s/ Spencer W. Cunningham       Witness Signature: /s/ David P. Skinner
    ----------------------------                       -------------------------
Title: Executive Vice President     Witness name printed: David P. Skinner
       -------------------------                          ----------------------

REGARDLESS OF ANY PRIOR, PRESENT OR FUTURE ORAL AGREEMENT OR COURSE OF DEALING, LESSEE AGREES THAT NO TERM OR CONDITION OF THIS LEASE MAYBE AMENDED, MODIFIED, WAIVED, DISCHARGED, RESCINDED OR TERMINATED EXCEPT BY A WRITTEN DOCUMENT SIGNED BY LESSOR AND LESSEE.

                               By:
                                   ---------------------------------------------
                                           Authorized Signature of Lessee

BANC ONE LEASING CORPORATION

By:                            Lessor's Acceptance Date:
    -------------------------                           ------------------------
Title:                         Bane One Leasing Customer Service: 1-800-878-2601
       ----------------------

                                    GUARANTY

For valuable consideration that has been received, the undersigned jointly and severally unconditionally guarantee to Lessor the full and prompt performance of all obligations which Lessee now has or may hereafter have to Lessor, including but not limited to obligations under this Lease. Lessor is not required to proceed against Lessee or the Equipment or to enforce any other remedy before proceeding against the undersigned. The undersigned agree to pay all attorney's fees and other expenses incurred by Lessor by reason of default by Lessee or the undersigned. The undersigned waive notice of acceptance hereof and of all other notices or demand of any kind to which the undersigned may be entitled. The undersigned consents to any extensions or modifications granted to Lessee and to the release and/or compromise of any obligations of Lessee or any other obligors and guarantors without in any way releasing the undersigned from obligations hereunder. This guaranty binds the undersigned's heirs, administrators, representatives, successors, and assigns and may be enforced by or for the benefit of any assignee or successor of Lessor. The undersigned consent to the jurisdiction of any federal or state court in Ohio with respect to any legal action commenced hereunder. LESSOR AND THE UNDERSIGNED EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY.

Frank Cunningham                        N/A
----------------                        ---
(Guarantor Name)                        (Guarantor Name)

By:                                     By:
    ---------------------------------       ------------------------------------
Title: N/A                              Title:
       ------------------------------          ---------------------------------
Data signed by Guarantor:               Date signed by Guarantor:
                         ------------                            ---------------

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governmental entity during this Lease's term arising from the acquisition,  use, ownership or leasing of the Equipment whether due before or after cancellation, expiration, of termination of this Lease. Lessee will pay all personal property taxes for the Equipment directly to the applicable taxing authority and will file all tax returns for such taxes as owner. Upon Lessor's request, Lessee will send Lessor satisfactory evidence of payment of such taxes.

8. INDEMNITY. Lessee will indemnify and defend Lessor, its affiliates, their officers, agents and employees against all loss, liability and expense, including reasonable attorney's fees (including costs of a successful defense) from claims in any way related to the Equipment, including claims based upon negligence; tort; strict liability; bodily injury, including death; property damage, any alleged violation of others' rights, including intellectual property rights; or any alleged violation of any law or regulation.

9. LOSS OR DAMAGE. Lessee bears all risks of loss or, and damage to, the Equipment ("Loss"). Any Loss shall not relieve Lessee of any obligation hereunder. In the event of any Loss, Lessee shall immediately notify Lessor and, at Lessor's option, shall (a) place the same in good repair, condition and working order; or (b) replace the same with like equipment in good repair, condition and working order, free of encumbrances (such replacement equipment will become Equipment hereunder) and deliver to Lessor satisfactory evidence of Lessee's ownership of the replacement equipment to Lessor; or (c) pay to Lessor the Equipment's Stipulated Loss Payment (defined in Section 14) plus all other amounts due hereunder,

10. INSURANCE. Lessee will insure the Equipment against all risks of loss or damage. Such policies will be in form, amount and with insurers satisfactory to Lessor; will provide for at least 30 days written notice of cancellation to Lessor, and will require that Lessor's interest remains insured regardless of any act, emission, neglect, or misconduct of Lessee. Such policies will name Lessor as Loss Payee as to the Equipment damage coverage. Lessee will deliver to Lessor satisfactory evidence of continuing insurance coverage required hereby. Lessor will have no duty to ascertain the existence or terms of any insurance policies. Lessee irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks, or drafts, received in payment for loss or damage under any such policies.

11. FEES; LATE CHARGES; ADVANCES. Lessee will pay the fee specified in "D' above to Lessor with the Initial installment payment. If any amount payable hereunder is not paid when due, Lessee will pay on demand as to each overdue payment a late payment fee equal to the greater of $15 or 5% of the late payment (but not to exceed the highest rate permitted by law). If Lessee fails to perform any of its obligations in this Lease, Lessor may perform the obligation, and the amount of such obligation and Lessor's expense shall be additional amounts, payable by Lessee on demand.

12. ASSIGNMENT. LESSEE SHALL NOT, DIRECTLY OR INDIRECTLY (a) ASSIGN OR OTHERWISE DISPOSE OF THIS LEASE OR ANY INTEREST HEREIN OR ANY OF THE EQUIPMENT, OR (b) LEASE, SUBLEASE, OR TRANSFER POSSESSION OR USE OF ANY OF THE EQUIPMENT, OR (c) CREATE OR ALLOW TO EXIST ANY LIEN OR OTHER CLAIM TO ANY OF THE EQUIPMENT. Lessor, and any assignee of Lessor, may sell, or grant a security interest in, any of Lessor's rights, obligations, title or interest in the Equipment, this Lease, or the amounts payable hereunder to any entity (a "transferee"). Any transferee shall have all of Lessor's rights, powers and remedies hereunder. Lessee will acknowledge the transaction in writing if requested by Lessor or the transferee. Lessee shall not assert against any transferee any defense, counterclaim or set off that Lessee may have against Lessor. Lessee acknowledges that any such transaction will not materially increase or change its burdens or risks hereunder.

13. DEFAULT. Any of the following is an event of default hereunder: (a) Lessee fails to pay any amount within 10 days of its due date hereunder; (b) Lessee fails to perform any of its other obligations herein; (c) Lessee defaults in any obligation under the terms of any loan or lease in which Lessor or any affiliate of Bank One Corporation is a creditor or lessor; (d) Lessee becomes insolvent, makes an assignment for the benefit of creditors, or ceases doing business as a going concern; (e) a receiver, trustee, conservator, or liquidator of Lessee is appointed with or without Lessee's consent: (f) the filing by of against Lessee of a petition under federal bankruptcy laws or under any other insolvency laws;
(g) any representation or statement made or furnished to Lessor by or on behalf of Lessee proves to be materially false or misleading when made or furnished;
(h) the occurrence in Lessor's reasonable opinion of any material adverse change in lessee's financial condition or business; (i) Lessee dies or liquidates its business; (j) Lessee enters into any merger, consolidation, or other reorganization and fails to be the surviving entity; (k) Lessee sells or otherwise disposes of substantially all of its assets except in the ordinary course of business. In this section, "Lessee" includes any guarantor of any part of Lessee's obligations herein.

14. REMEDIES. (a) If any event of default exists, Lessor may do one or more of the following in any order. (i) require Lessee to return any Equipment as provided herein; (ii) repossess any Equipment wherever found; (iii) sell any Equipment at public or private sale, with or without advertisement or publication; or re-lease of otherwise dispose of any of it; or keep any of it;
(iv) require Lessee to pay to lessor on a date specified by Lessor, with respect to any Equipment (A) all accrued and unpaid amounts due hereunder on of before such date, plus (B) the principal amount of all remaining installment payments and other amounts due hereunder plus accrued interest ("Stipulated Loss Payment'), plus (C) interest at the Overdue Rate on the total of the foregoing;
(v) require Lessee to pay all costs and damages incurred by Lessor due to the event of default or its actions under this section, including, without limitation, any attorney fees; and/or (vi) terminate or cancel this Lease, sue to enforce Lessee's performance of its obligation hereunder, and/or exercise any other right or remedy then available to Lessor at law or in equity. The "Overdue Rate" is a per annum rate equal to 18%, but not to exceed the highest rate permitted by applicable law.

(b) Lessor is not required to take any legal process or give Lessee any notice before exercising any remedy. None of the above remedies is exclusive, but each is cumulative. No delay or failure on the part of Lessor to exercise any right hereunder is a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right. Lessor shall not be required to sell or otherwise dispose of any Equipment prior to Lessor enforcing any remedy. Lessor may sell or re-lease the Equipment in any manner it chooses, free of any claims or rights of Lessee and without any duty to account to Lessee except as provided below. If Lessor actually sells or re-leases the Equipment, it will credit the net proceeds of any sale, or the net present value (discounted at the rate of 18% per annum) of the rents payable under any new lease, against the Stipulated Loss Payment of the Equipment and any other amounts Lessee owes Lessor, or will reimburse Lessee for such amount after deducting the costs and expenses described in subsection 14(a)(v). If Lessee is required to return the Equipment, Lessee shall (at Lessee's sole expense) disassemble, pack, insure and return the Equipment to Lessor (in accordance with industry standards) at any location selected by Lessor. Returned Equipment shall be in its original condition, subject to reasonable wear and tear resulting from normal and proper use, and shall be in good working order and condition.

15. MISCELLANEOUS. Lessee's obligations in Sections 7 and 8 hereof will survive the expiration, cancellation, or termination of this Lease. It any provision hereof is invalid or unenforceable, the remaining provisions hereof will remain in full force. The provisions hereof bind and inure to the benefit of the permitted assigns, successors, heirs and personal representatives of Lessor and Lessee. Lessor will not be liable to Lessee for any indirect, consequential or special damages. If this Lease is signed by more than one Lessee, each is jointly and severally liable for payment and performance of all of Lessee's obligations hereunder. Upon Lessor's request, Lessee will promptly furnish to Lessor all financial statements and reports requested by Lessor. Lessee will deliver to Lessor, documents that Lessor deems advisable for the protection or perfection of this Lease and of Lessor's rights hereunder and shall pay all costs incident thereto. Lessee irrevocably appoints Lessor, its assignee, or designee as Lessee's attorney-in-fact to sign any filings, including financing statements. Any security deposit stated in 'F' above shall be held without interest as security for the performance of the terms and conditions contained herein. Lessor may apply any security deposit to cure any default hereunder.

16. JURISDICTION; JURY WAIVER. This Lease is binding when accepted by Lessor in the State of Ohio, and shall be deemed to have been made in Ohio. The interpretation, construction and validity of this Lease shall be governed by the laws of the State of Ohio, where Lessor has its principal place of business and where payments are to be made by Lessee. Lessee voluntarily consents to the jurisdiction of any federal or state court located in Ohio for any legal action commenced hereunder. LESSEE AND LESSOR IRREVOCABLY WAIVE ANY RIGHT TO A TRIAL BY JURY.

17. ENTIRE AGREEMENT. THIS LEASE IS THE ENTIRE AGREEMENT BETWEEN THE PARTIES. NO ORAL OR UNWRITTEN AGREEMENTS OR UNDERSTANDINGS AFFECTING THIS LEASE OR THE EQUIPMENT EXIST. No manufacturer or supplier is Lessor's agent. Lessor is not bound by any representation, warranty or agreement made by a manufacturer, supplier or their employees or agents.

18. DEBT FINANCING. Regardless of any other provision of this Agreement: (a) this Agreement is intended to be a secured debt financing agreement and is not a lease; (b) as security for payment of its obligations under this Agreement and any other present or future obligation of Lessee to Lessor, Lessee grants Lessor a first priority security interest in the Equipment and all replacements and proceeds thereof: (c) all references herein to 'Lease', "Lessor's Cost", "Lessee' and 'Lessor' shall be amended to be "Finance Lease Agreement', "Financed Amount", 'Borrower", and "Lender" respectively; (d) Lessee represents that it has granted Lessor a first priority security interest in the Equipment and in the proceeds and replacements thereof; and (e) at Lessee's sole expense, Lessee will defend Lessor's first priority security interest in the Equipment and in the replacements and proceeds thereof from all claims whatsoever.

19. PREPAYMENT. Notwithstanding anything to the contrary herein, if no event of default has occurred hereunder and if Lessee gives Lessor at least 20 days prior written notice. Lessee may terminate this Lease by paying to lessor on any Prepayment Date the total of: (a) all accrued installment payments, interest, taxes, late charges and other amounts then due and payable hereunder plus (b) the entire remaining principal balance payable by Lessee hereunder according to the simple interest method; plus (c) any remaining unamortized internal or external costs and fees incurred by Lessor in the origination of this Lease. "Prepayment Date" means any installment payment due date.

                                  SCHEDULE A-1

                        Attached to Lease No. 1000101714

QUANTITY                          DESCRIPTION                             PAGE 1
--------                          -----------                             ------

                   Equipment Location:  5236 S. 40th Street
                                        Phoenix, Arizona 85040

                   County:              Maricopa

                   Equipment Cost:      $228,110.00

1           1998   Samsung Front End Loader SIN QBY0058 Model LX-473
1                  Software System Manager with Report Writer (includes 12
                   concurrent users, Dynamics, View, Explorer)
1                  Multi-Currency Management
1                  Integration Manager

TOGETHER  WITH  ALL  ATTACHMENTS,   ADDITIONS,   ACCESSIONS,   PARTS,   REPAIRS,
IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

This Schedule A-1 is attached to, and made a part of, the Lease Agreement referenced above and constitutes a true and accurate description of the Equipment.

Lessee:

World Wide Stone Corporation

By: /s/ Spencer W. Cunningham
    ------------------------------
    Executive Vice President

Date: 01/26/00
      ----------------------------